TABLE 1
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN


                                                                             DATE            ONE YEAR
                      FUND                                                SUB-ACCOUNT          ENDED       7/31/97-
                    PORTFOLIO                                             ESTABLISHED        12/31/00      12/31/00
                    ---------                                             -----------        ---------     --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ............................................      6/24/97             0.11%         2.55%
  Diversified Bond Subaccount ........................................      6/24/97             3.58%         2.14%
  Government Income Subaccount .......................................      6/24/97             6.61%         2.46%
  Conservative Balanced Subaccount ...................................      6/24/97            -6.53%         1.55%
  Flexible Managed Subaccount ........................................      6/24/97            -7.47%         2.44%
  High Yield Bond Subaccount .........................................      6/24/97           -13.89%        -0.39%
  Stock Index Subaccount .............................................      6/24/97           -15.00%         5.69%
  Value Subaccount ...................................................      6/24/97             9.36%         8.39%
  Equity Subaccount ..................................................      6/24/97            -2.80%         5.68%
  Prudential Jennison Subaccount .....................................      6/24/97           -23.26%        10.38%
  Global Subaccount ..................................................      6/24/97           -23.56%        10.04%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ..............................      6/24/97           -20.45%         8.17%
  AIM V.I. Value Subaccount ..........................................      6/24/97           -20.55%         7.40%
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount .............................      6/24/97           -24.93%         9.06%
Janus Aspen Series
  Growth Subaccount ..................................................      6/24/97           -20.53%        11.73%
  International Growth Subaccount ....................................      6/24/97           -21.84%        16.39%
MFS Variable Insurance Trust
  Emerging Growth Subaccount .........................................      6/24/97           -25.45%        17.27%
  Research Subaccount ................................................      6/24/97           -10.86%         8.59%
OCC Accumulation Trust
  Managed Subaccount .................................................      6/24/97             3.60%         4.78%
  Small Cap Subaccount ...............................................      6/24/97            37.67%        12.07%
T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount ........      6/24/97             6.95%         5.58%
  T. Rowe Price International Series, Inc., International
    Stock Subaccount .................................................      6/24/97           -23.73%         4.50%


                                     TABLE 2
                           SUBACCOUNT NON-STANDARDIZED
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                ONE          THREE          FIVE           TEN
                                                             DATE              YEAR          YEARS          YEARS         YEARS
                      FUND                                   FUND              ENDED         ENDED          ENDED         ENDED
                    PORTFOLIO                             ESTABLISHED        12/31/00      12/31/00       12/31/00      12/31/00
                    ----------                            -----------        --------      --------       --------      --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ...........................       5/13/83            5.17%         4.48%          4.19%         3.85%
  Diversified Bond Subaccount .......................       5/13/83            8.64%         4.23%          4.74%         6.77%
  Government Income Subaccount ......................        5/1/89           11.67%         5.14%          4.87%         6.58%
  Conservative Balanced Subaccount ..................       5/13/83           -1.47%         4.81%          7.69%         8.62%
  Flexible Managed Subaccount .......................       5/13/83           -2.41%         4.35%          8.25%        10.24%
  High Yield Bond Subaccount ........................       2/23/87           -8.83%        -2.99%          2.54%         9.17%
  Stock Index Subaccount ............................      10/19/87           -9.94%        10.97%         17.10%        16.02%
  Value Subaccount ..................................       2/19/88           14.42%         7.19%         14.47%        14.77%
  Equity Subaccount .................................       5/13/83            2.26%         7.22%         12.10%        14.82%
  Prudential Jennison Subaccount ....................        5/1/95          -18.20%        16.15%         17.97%         N/A
  Global Subaccount .................................       9/19/88          -18.50%        13.99%         12.83%        11.43%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount .............        5/2/94          -15.39%        12.44%         15.87%         N/A
  AIM V.I. Value Subaccount .........................        5/5/93          -15.49%        12.52%         14.70%         N/A
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount ............       9/30/96          -19.87%        11.04%          N/A           N/A
Janus Aspen Series
  Growth Subaccount .................................       9/13/93          -15.47%        17.40%         17.96%         N/A
  International Growth Subaccount ...................        5/2/94          -16.78%        20.34%         21.87%         N/A
MFS Variable Insurance Trust
  Emerging Growth Subaccount ........................       7/24/95          -20.39%        22.75%         20.76%         N/A
  Research Subaccount ...............................       7/24/95           -5.80%        12.23%         14.98%         N/A
OCC Accumulation Trust
  Managed Subaccount ................................        8/1/88            8.66%         6.21%         12.26%        17.12%
  Small Cap Subaccount ..............................        8/1/88           42.73%         7.71%         12.13%        15.27%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Subaccount ........................       3/31/94           12.01%         7.50%         13.31%         N/A
  T. Rowe Price International Series, Inc.,
    International Stock Subaccount ..................       3/31/94          -18.67%         7.18%          7.26%         N/A


------------------

Note 1: This table assumes no deferred sales charges.

                                     TABLE 3
                           SUBACCOUNT NON-STANDARDIZED
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                ONE          THREE          FIVE          TEN
                                                             DATE              YEAR          YEARS          YEARS        YEARS
                      FUND                                   FUND              ENDED         ENDED          ENDED        ENDED
                    PORTFOLIO                             ESTABLISHED        12/31/00      12/31/00       12/31/00     12/31/00
                    ---------                             -----------        --------      --------       --------     --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ..........................        5/13/83            5.17%         14.07%        22.83%       45.92%
  Diversified Bond Subaccount ......................        5/13/83            8.64%         13.23%        26.07%       92.61%
  Government Income Subaccount .....................         5/1/89           11.67%         16.24%        26.87%       89.20%
  Conservative Balanced Subaccount .................        5/13/83           -1.47%         15.16%        44.89%      128.77%
  Flexible Managed Subaccount ......................        5/13/83           -2.41%         13.64%        48.70%      165.31%
  High Yield Bond Subaccount .......................        2/23/87           -8.83%         -8.72%        13.39%      140.71%
  Stock Index Subaccount ...........................       10/19/87           -9.94%         36.68%       120.40%      342.46%
  Value Subaccount .................................        2/19/88           14.42%         23.19%        96.73%      296.82%
  Equity Subaccount ................................        5/13/83            2.26%         23.28%        77.16%      298.78%
  Prudential Jennison Subaccount ...................         5/1/95          -18.20%         56.75%       128.70%        N/A
  Global Subaccount ................................        9/19/88          -18.50%         48.18%        82.97%      195.45%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ............         5/2/94          -15.39%         42.18%       109.03%        N/A
  AIM V.I. Value Subaccount ........................         5/5/93          -15.49%         42.50%        98.70%        N/A
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount ...........        9/30/96          -19.87%         36.97%         N/A          N/A
Janus Aspen Series
  Growth Subaccount ................................        9/13/93          -15.47%         61.88%       128.60%        N/A
  International Growth Subaccount ..................         5/2/94          -16.78%         74.37%       169.09%        N/A
MFS Variable Insurance Trust
  Emerging Growth Subaccount .......................        7/24/95          -20.39%         85.08%       157.05%        N/A
  Research Subaccount ..............................        7/24/95           -5.80%         41.40%       101.12%        N/A
OCC Accumulation Trust
  Managed Subaccount ...............................         8/1/88            8.66%      19,84%           78.39%      386.14%
  Small Cap Subaccount .............................         8/1/88           42.73%         24.97%        77.36%      314.81%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Subaccount .......................        3/31/94           12.01%         24.24%        86.91%        N/A
  T. Rowe Price International Series, Inc.,
    International Stock Subaccount .................        3/31/94          -18.67%         23.16%        42.04%        N/A

-------------

Note 1: This table assumes no deferred sales charges.

                                     TABLE 4
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN


                                                                            DATE            ONE YEAR
                      FUND                                               SUB-ACCOUNT          ENDED       10/19/98-
                    PORTFOLIO                                            ESTABLISHED        12/31/00      12/31/00
                    ---------                                            -----------        ---------     ----------
The Prudential Series Fund, Inc.
  Money Market Subaccount                                                  6/24/97            -0.09%         3.83%
  Diversified Bond Subaccount                                              6/24/97             3.36%         3.18%
  Government Income Subaccount                                             6/24/97             6.39%         3.89%
  Conservative Balanced Subaccount                                         6/24/97            -6.72%         2.26%
  Flexible Managed Subaccount                                              6/24/97            -7.67%         3.65%
  High Yield Bond Subaccount                                               6/24/97           -14.07%        -0.76%
  Stock Index Subaccount                                                   6/24/97           -15.18%         8.81%
  Value Subaccount                                                         6/24/97             9.13%        13.15%
  Equity Subaccount                                                        6/24/97            -3.00%         8.80%
  Prudential Jennison Subaccount                                           6/24/97           -23.42%        16.39%
  Global Subaccount                                                        6/24/97           -23.73%        15.84%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount                                    6/24/97           -20.61%        12.79%
  AIM V.I. Value Subaccount                                                6/24/97           -20.72%        11.55%
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount                                   6/24/97           -25.09%        14.24%
Janus Aspen Series
  Growth Subaccount                                                        6/24/97           -20.69%        18.62%
  International Growth Subaccount                                          6/24/97           -22.00%        26.39%
MFS Variable Insurance Trust
  Emerging Growth Subaccount                                               6/24/97           -25.60%        27.88%
  Research Subaccount                                                      6/24/97           -11.05%        13.49%
OCC Accumulation Trust
  Managed Subaccount                                                       6/24/97             3.38%         7.36%
  Small Cap Subaccount                                                     6/24/97            37.39%        19.19%
T. Rowe Price
  T. Rowe Price Equity Series, Inc., Equity Income Subaccount              6/24/97             6.72%         8.63%
  T. Rowe Price International Series, Inc., International
    Stock  Subaccount                                                      6/24/97           -23.89%         6.90%

                                     TABLE 5
                           SUBACCOUNT NON-STANDARDIZED
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                ONE          THREE          FIVE           TEN
                                                             DATE              YEAR          YEARS          YEARS         YEARS
                      FUND                                   FUND              ENDED         ENDED          ENDED         ENDED
                    PORTFOLIO                             ESTABLISHED        12/31/00      12/31/00       12/31/00      12/31/00
                    ---------                             -----------        --------      --------       --------      --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ............................      5/13/83             4.97%         4.27%          3.99%        3.64%
  Diversified Bond Subaccount ........................      5/13/83             8.42%         4.02%          4.53%        6.56%
  Government Income Subaccount .......................       5/1/89            11.45%         4.93%          4.66%        6.37%
  Conservative Balanced Subaccount ...................      5/13/83            -1.66%         4.60%          7.47%        8.40%
  Flexible Managed Subaccount ........................      5/13/83            -2.61%         4.14%          8.10%       10.16%
  High Yield Bond Subaccount .........................      2/23/87            -9.01%        -3.19%          2.34%        8.96%
  Stock Index Subaccount .............................     10/19/87           -10.12%        10.75%         16.87%       15.79%
  Value Subaccount ...................................      2/19/88            14.19%         6.98%         14.25%       14.54%
  Equity Subaccount ..................................      5/13/83             2.06%         7.00%         11.88%       14.59%
  Prudential Jennison Subaccount .....................       5/1/95           -18.36%        15.91%         17.74%        N/A
  Global Subaccount ..................................      9/19/88           -18.67%        13.76%         12.60%       11.21%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ..............       5/2/94           -15.55%        12.21%         15.64%        N/A
  AIM V.I. Value Subaccount ..........................       5/5/93           -15.66%        12.29%         14.47%        N/A
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount .............      9/30/96           -20.03%        10.82%          N/A          N/A
Janus Aspen Series
  Growth Subaccount ..................................      9/13/93           -15.63%        17.16%         17.73%        N/A
  International Growth Subaccount ....................       5/2/94           -16.94%        20.10%         21.62%        N/A
MFS Variable Insurance Trust
  Emerging Growth Subaccount .........................      7/24/95           -20.54%        22.51%         20.52%        N/A
  Research Subaccount ................................      7/24/95            -5.99%        12.00%         14.75%        N/A
OCC Accumulation Trust
  Managed Subaccount .................................       8/1/88             8.44%         6.00%         12.04%       16.88%
  Small Cap Subaccount ...............................       8/1/88            42.45%         7.49%         11.90%       15.05%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Subaccount .........................      3/31/94            11.78%         7.28%         13.08%        N/A
  T. Rowe Price International Series, Inc.,
    International Stock Subaccount ...................      3/31/94           -18.83%         6.97%          7.05%        N/A

-----------

Note 1: This table assumes no deferred sales charges.

                                     TABLE 6
                           SUBACCOUNT NON-STANDARDIZED
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                               ONE          THREE          FIVE          TEN
                                                             DATE             YEAR          YEARS          YEARS        YEARS
                      FUND                                   FUND             ENDED         ENDED          ENDED        ENDED
                    PORTFOLIO                             ESTABLISHED        12/31/00      12/31/00       12/31/00     12/31/00
                    ---------                             -----------        --------      --------       --------     --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ............................      5/13/83            4.97%         13.39%        21.61%       43.05%
  Diversified Bond Subaccount ........................      5/13/83            8.42%         12.55%        24.82%       88.82%
  Government Income Subaccount .......................       5/1/89           11.45%         15.54%        25.61%       85.48%
  Conservative Balanced Subaccount ...................      5/13/83           -1.66%         14.47%        43.45%      124.26%
  Flexible Managed Subaccount ........................      5/13/83           -2.61%         12.95%        47.68%      163.50%
  High Yield Bond Subaccount .........................      2/23/87           -9.10%         -9.26%        12.27%      135.98%
  Stock Index Subaccount .............................     10/19/87          -10.12%         35.86%       118.21%      333.75%
  Value Subaccount ...................................      2/19/88           14.19%         22.45%        94.78%      289.01%
  Equity Subaccount ..................................      5/13/83            2.06%         22.54%        75.40%      290.93%
  Prudential Jennison Subaccount .....................       5/1/95          -18.36%         55.81%       126.43%        N/A
  Global Subaccount ..................................      9/19/88          -18.67%         47.29%        81.15%      189.63%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ..............       5/2/94          -15.55%         41.33%       106.95%        N/A
  AIM V.I. Value Subaccount ..........................       5/5/93          -15.66%         41.64%        96.72%        N/A
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Subaccount .............      9/30/96          -20.03%         36.14%         N/A          N/A
Janus Aspen Series
  Growth Subaccount ..................................      9/13/93          -15.63%         60.91%       126.33%        N/A
  International Growth Subaccount ....................       5/2/94          -16.94%         73.32%       166.42%        N/A
MFS Variable Insurance Trust
  Emerging Growth Subaccount .........................      7/24/95          -20.54%         83.97%       154.49%        N/A
  Research Subaccount ................................      7/24/95           -5.99%         40.55%        99.12%        N/A
OCC Accumulation Trust
  Managed Subaccount .................................       8/1/88            8.44%         19.12%        76.62%      376.57%
  Small Cap Subaccount ...............................       8/1/88           42.45%         24.22%        75.60%      306.65%
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Subaccount .........................      3/31/94           11.78%         23.50%        85.05%        N/A
  T. Rowe Price International Series, Inc.,
    International Stock Subaccount ...................      3/31/94          -18.83%         22.42%        40.63%        N/A


----------

Note 1: This table assumes no deferred sales charges.